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                                  EXHIBIT 23.1
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                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-XXXX) pertaining to the Commerce Bancorp, Inc. SmartBuy Stock Purchase Plan, of our report dated January 28, 2000, with respect to the consolidated financial statements of Commerce Bancorp, Inc. and Subsidiaries, included in its Annual Report (Form 10-K), for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                                     /s/ ERNST & YOUNG LLP
                                                     ---------------------------

Philadelphia, Pennsylvania
May 22, 2000